EXECUTION VERSION

                           FIRST SECURITY GROUP, INC.

                            (A TENNESSEE CORPORATION)

                        4,500,000 SHARES OF COMMON STOCK

                           (PAR VALUE $0.01 PER SHARE)

                               PURCHASE AGREEMENT
                               ------------------

                                                                  August 9, 2005

KEEFE, BRUYETTE & WOODS, INC.
  as Representative of the several Underwriters
787 Seventh Avenue
4th Floor
New York, New York 10019

Ladies  and  Gentlemen:

     First  Security  Group,  Inc.,  a  Tennessee  corporation  (the  "Company")
                                                                       -------
confirms its agreement with Keefe, Bruyette & Woods, Inc. ("Keefe Bruyette") and
                                                            --------------
each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as
-------------
hereinafter provided in Section 10 hereof), for whom Keefe Bruyette is acting as representative (in such capacity, the "Representative"), with respect to (i) the
                                       --------------
sale by the Company and the purchase by the Underwriters of the respective numbers of shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii) the grant by the
  ------------
Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 675,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 4,500,000 shares of Common Stock (the "Initial Securities") to be
                                                      ------------------
purchased by the Underwriters and all or any part of the 675,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option
                                                                          ------
Securities")  are  hereinafter  called,  collectively,  the  "Securities."
----------                                                    ----------

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-125722) covering the
 ----------
registration of the Securities under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "1933
                                                                            ----
Act"),  including  the  related preliminary prospectus or prospectuses. Promptly
---
after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A

("Rule  430A")  under the 1933 Act and paragraph (b) of Rule 424 ("Rule 424(b)")
 -----------                                                       -----------
under the 1933 Act. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A
                                                                       ---------
Information."  Each  prospectus  used  before such registration statement became
-----------
effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration
                                    -----------------------
statement, including the exhibits thereto and, schedules thereto, if any, at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant
             ----------------------
to  Rule  462(b)  under  the  1933 Act is herein referred to as the "Rule 462(b)
                                                                     -----------
Registration Statement," and after such filing the term "Registration Statement"
----------------------                                   ----------------------
shall include the Rule 462(b) Registration Statement. The final prospectus in the form contained in the Registration Statement when declared effective (or deemed by Rule 430A to be part thereof) is herein called the "Prospectus." For
                                                               ----------
purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").
  -----

     All references in this Agreement to financial statements, schedules, exhibits and other information which is "contained," "included," "described," "referred to" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include the financial statements, schedules, exhibits or other information incorporated by reference (as they may be amended or modified by other information included or incorporated by reference) in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

     SECTION  1.     Representations  and  Warranties.
                     --------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i)  Compliance  with Registration Requirements. The Company meets the
               ------------------------------------------
     requirements for use of Form S-1 under the 1933 Act, as set forth in the general instructions thereto, with respect to the Registration Statement and any Rule 462(b) Registration Statement. The Registration Statement and any Rule 462(b) Registration Statement filed as of the date hereof has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are, to the knowledge of the Company, pending or contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective (or becomes effective if not yet effective) and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus, any preliminary prospectus, nor any amendments or supplements thereto, at the time such preliminary prospectus, Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option
     Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, any post-effective amendment thereto, any preliminary prospectus, the Prospectus, or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Keefe Bruyette expressly for use in the Registration Statement, preliminary prospectus, or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the 1933 Act.

          (ii)  Independent  Registered  Public Accounting Firm. Joseph Decosimo
                -----------------------------------------------
     and  Company,  PLLC  ("Decosimo"),  the  accounting firm that certified the
                            --------
     financial statements and supporting schedules of the Company included in the Registration Statement, any preliminary prospectus, and the Prospectus is an independent registered public accounting firm as required by the 1933 Act. With respect to the Company, Decosimo is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") and the related rules and regulations of the
       -------------------
     Commission.

          (iii)  Financial  Statements. The financial statements included in the
                 ---------------------
     Registration Statement, any preliminary prospectus, and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and the Subsidiaries (as defined below) at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and the Subsidiaries for the periods specified. Such financial statements and any supporting schedules have been prepared in conformity with generally accepted accounting principles ("GAAP")
                                                                          ----
     applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and except, in the case of the interim unaudited financial statements, for normal year-end adjustments and for the absence of footnotes disclosure. The selected financial data and the summary financial information included in any preliminary prospectus and/or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement (with respect to the audited periods) and on a basis consistent with that of the most recent interim financial statements filed with the Commission (with respect to unaudited periods). The pro forma financial statements and the related notes thereto included in the Registration Statement, any preliminary prospectus, and/or the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, any preliminary prospectus, or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "1934 Act") and Item 10 of
                                                  ---------
     Regulation  S-K  under  the  1933  Act,  to  the  extent  applicable.

          (iv)  No  Material  Adverse  Change  in Business. Since the respective
                ------------------------------------------
     dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby,
     (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not  arising  in  the  ordinary  course  of  business  (a "Material Adverse
                                                                ----------------
     Effect"),  (B)  there have been no transactions entered into by the Company
     ------
     or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v)  Good  Standing  of  the Company. The Company is a registered bank
               -------------------------------
     holding company under the Bank Holding Company Act of 1956, as amended ("BHCA"), has been duly organized and is validly existing as a corporation
       ----
     in good standing under the laws of the State of Tennessee and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in each preliminary prospectus and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vi)  Good  Standing  of  Subsidiaries.  FSGBank, National Association
                --------------------------------
     ("FSGBank")  has  been  duly  organized  and  is validly existing as a bank
       -------
     national association and each other direct or indirect subsidiary of the Company (together with FSGBank, the "Subsidiaries") has been duly organized
                                          ------------
     and,  except  for  Premier  National  Services,  Inc.  ("PNS"),  is validly
                                                              ---
     existing as a corporation, and each Subsidiary other than PNS is in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in any preliminary prospectus and/or the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, except as otherwise provided in 12 U.S.C.
     Section 55 with respect to FSGBank, and is owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The Company has no direct or indirect subsidiaries other than those set forth on Schedule E. PNS owns no assets and has no operations.

          (vii) Bank Subsidiaries. Except as disclosed in the Prospectus and any
                -----------------
     preliminary prospectus, the Company and FSGBank conduct their respective businesses in compliance in all material respects with all federal, state, local and foreign statutes, laws, rules, regulations, decisions, directives and orders applicable to them (including, without limitation, all regulations and orders of, or agreements with, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ("FDIC"), the Office of the Comptroller of the Currency, the Tennessee
       ----
     Department of Financial Institutions, as applicable, and the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the USA Patriot Act). Since March 1, 2005, the Company has not received any communication from any governmental entity asserting that the Company or FSGBank is not in compliance with any statute, law, rule, regulation, decision, directive or order, and, to the knowledge of the Company, there is no continuing investigation, proceeding, or outstanding executory obligation of the Company relating to any such communication received prior to March 1, 2005. To the knowledge of the Company, since March 1, 2005, FSGBank has not received any communication from any governmental entity asserting that FSGBank is not in compliance with any statute, law, rule, regulation, decision, direction or order and, to the knowledge of the Company, there is no continuing investigation, proceeding, or outstanding executory obligation of FSGBank relating to any such communication received prior to March 1, 2005.

          (viii)  Capitalization. The authorized, issued and outstanding capital
                  --------------
     stock of the Company is as set forth in the Prospectus and any preliminary prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and any preliminary prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus and any preliminary prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix)  Authorization  of  Agreement.  This  Agreement  has  been  duly
                ----------------------------
     authorized, executed and delivered by the Company and, when duly executed by the Underwriters, will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors' rights and remedies generally, and (B) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle, public policy or a requirement as to commercial reasonableness, conscionability or good faith.

          (x)  Authorization and Description of Securities. The Securities to be
               -------------------------------------------
     purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in any preliminary prospectus or the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (xi)  Absence  of  Defaults and Conflicts. Neither the Company nor any
                -----------------------------------
     Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and
                                                                 ---------------
     Instruments")  except  in  each  case  for  such  defaults  that would not,
     -----------
     individually or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in any preliminary prospectus or the Prospectus under the caption "Use of
                                                                          ------
     Proceeds")  and  compliance  by  the Company with its obligations hereunder
     --------
     have  been  duly  authorized  by  all  necessary  corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means
                                                          ---------------
     any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

          (xii) Absence of Labor Dispute. No labor dispute with the employees of
                ------------------------
     the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii)  Absence  of Proceedings. There is no action, suit, proceeding,
                   ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or, to the knowledge of the Company, affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv)  Accuracy of Exhibits. There are no contracts or documents which
                 --------------------
     are required by the 1933 Act to be described in the Registration Statement, any preliminary prospectus, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv)  Possession  of  Intellectual  Property.  The  Company  and  the
                --------------------------------------
     Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business
                      ---------------------
     now operated by them, and neither the Company nor any Subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any Subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xvi)  Absence  of  Further  Requirements.  No  filing  with,  or
                 ----------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required by the NASD or under the 1933 Act or state securities laws and any other foreign jurisdiction in which the Securities may be offered or sold and except for such filings, authorizations, and approvals as may be necessary for the application of proceeds as described in the Prospectus to complete the acquisition of Jackson Bank & Trust.

          (xvii)  Possession  of  Licenses  and  Permits.  Except  for  the
                  --------------------------------------
     administrative dissolution of PNS, the Company and each Subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal,
                      ---------------------
     state, local, banking or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and each Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii)  Title  to Property. The Company and each Subsidiary have good
                   ------------------
     and marketable title to all real property owned by the Company and/or such Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in any preliminary prospectus and the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or such Subsidiary; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any Subsidiary holds properties described in any preliminary prospectus or the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xix)  Investment  Company  Act.  The  Company  is  not,  and upon the
                 ------------------------
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in any preliminary prospectus and the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").
                                                                   ---------

          (xx)  Environmental  Laws.  Except  as  described  in the Registration
                -------------------
     Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the
                                           --------------------
     manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental
                                                                   -------------
     Laws"),  (B)  the  Company  and  the  Subsidiaries  have  all  permits,
     ----
     authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no previously instituted or, to the Company's knowledge, any pending or threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary and (D) to the Company's knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws.

          (xxi)  Taxes.  The Company and the Subsidiaries (other than PNS, which
                 -----
     has been administratively dissolved for failure to file certain annual reports and pay associated fees) have (a) timely filed all material foreign, United States federal, state and local tax returns, information returns, and similar reports that are required to be filed (taking into account valid extensions), and all tax returns are true, correct and complete, (b) paid in full all taxes required to be paid by it and any other assessment, fine or penalty levied against it, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as would not have, individually or in the aggregate, a Material Adverse Effect, and (c) established on the applicable financial statements reserves that are adequate for the payment of all taxes not yet due and payable.

          (xxii) Regulatory Agreements. Except for the Company's commitment with
                 ---------------------
     the FRB not to incur any additional indebtedness without FRB's consent and for commitments of the Company and the Bank with respect to the divestiture of certain real estate investments if the JB&T Agreement is effected, neither the Company nor any of the Subsidiaries is a party to or subject to any order, decree, agreement, memorandum or understanding or similar agreement with, or a commitment letter, supervisory letter or similar submission to, any governmental entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or the Subsidiaries, except as would not, singly or in the aggregate, result in a Material Adverse Effect, and neither the Company nor any Subsidiary has been advised by any such governmental entity that such governmental entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum or understanding, commitment letter, supervisory letter or similar submission, except as would not, singly or in the aggregate, result in a Material Adverse Effect.

          (xxiii)  Statistical  and  Market  Data.  The  statistical  and market
                   ------------------------------
     related data contained in any preliminary prospectus, the Prospectus, and/or the Registration Statement are based on or derived from sources which the Company reasonably believes are reliable and accurate.

          (xxiv)  Relationship.  No  relationship,  direct  or  indirect, exists
                  ------------
     between or among the Company or any Subsidiary, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any Subsidiary, on the other, that is required by the 1933 Act to be described in the Registration Statement, any preliminary prospectus, and/or the Prospectus and that is not so described.

          (xxv)  Unlawful  Payments. Neither the Company nor any Subsidiary nor,
                 ------------------
     to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (xxvi)  Deposit Insurance. The deposit accounts of FSGBank are insured
                  -----------------
     by the FDIC to the legal maximum, FSGBank has paid all premiums and assessments required by the FDIC and the regulations thereunder and no proceeding for the termination or revocation of such insurance is pending or threatened. FSGBank is a member in good standing of the Federal Home Loan Bank of Cincinnati.

          (xxvii) No Registration Rights. No person has the right to require the
                  ----------------------
     Company or any Subsidiary to register any securities for sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities to be sold by the Company hereunder.

          (xxviii)  No Stabilization or Manipulation. The Company has not taken,
                    --------------------------------
     directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

          (xxix)  No  Unauthorized  Use  of  Prospectus.  The  Company  has  not
                  -------------------------------------
     distributed  and,  prior  to the later to occur of (i) the Closing Time and
     (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the 1933 Act) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act and approved by the Representative.

          (xxx) Forward-Looking Statements. No forward-looking statement (within
                --------------------------
     the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, any preliminary prospectus, or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (xxxi)  Sarbanes-Oxley  Act.  The  Company  is  in compliance with the
                  -------------------
     applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the corporate governance and other rules and requirements of Nasdaq.

          (xxxii)  Lock-up  Agreements. Each of the Company's executive officers
                   -------------------
     and directors, in each case as listed on Schedule D hereto, has executed and delivered lock-up agreements as contemplated by Section 5(i) hereof.

          (xxxiii)  Internal  Control  Over Financial Reporting. The Company and
                    -------------------------------------------
     its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the 1934 Act) sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's independent registered public accounting firm and the Audit Committee of the Board of Directors have been advised of: (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

          (xxxiv)  Fees. Other than as contemplated by this Agreement, except as
                   ----
     disclosed in any preliminary prospectus and the Prospectus or except for any bonus payments to employees in connection with the offering, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder's fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

          (xxxv)  ERISA.  The  Company  and  the  Subsidiaries  or  their "ERISA
                 -----
     Affiliates" (as defined below) are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in
                                   -----
     ERISA) has occurred with respect to any "employee benefit plan" (as defined in ERISA) for which the Company, any Subsidiary, or ERISA Affiliates would have any liability; none of the Company, any Subsidiary, nor their ERISA Affiliates have incurred or expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively the "Code"); and each
                                                                ----
     "employee benefit plan" for which the Company, any Subsidiary or any of their ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing as occurred, whether by action or by failure to act, which would cause the loss of such qualification. "ERISA Affiliate" means,
                                                         ---------------
     with respect to the Company or any Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or
     Section 400(b) of ERISA of which the Company or such Subsidiary is a member.

          (xxxvi)  JB&T  Acquisition.  The  Agreement and Plan of Share Exchange
                   -----------------
     dated May 12, 2005, by and among the Company, FSGBank, and Jackson Bank & Trust (the "JB&T Agreement") is in full force and effect as of the date
                   ---------------
     hereof, and to the knowledge of the Company, no events, facts or circumstances exist that, either with the passage of time or the giving of notice, constitute a default under the JB&T Agreement or are reasonably likely to give either or both parties a right to terminate the JB&T Agreement.

          (xxxvii)  SEC Documents. The Company is subject to and is reporting in
                    -------------
     accordance with the requirements of Section 13 or Section 15(d) of the Exchange Act.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION  2.     Sale  and  Delivery  to  Underwriters;  Closing.
                     -----------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule C, that number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an aggregate of 675,000 additional shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery")
                                                              ----------------
shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Alston & Bird, LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called "Closing Time").
                 -------------

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Keefe Bruyette, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. The Securities to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Keefe Bruyette may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Keefe Bruyette, through the facilities of the Depository Trust Company ("DTC"), for the account of the Underwriters, against
                             ---
payment by or on behalf of the Underwriters of the purchase therefor by wire transfer of Federal (same day) funds to the account specified by the Company to Keefe Bruyette. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Closing Time with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such
                              ------------------
delivery and payment shall be, with respect to the Initial Securities, 10:00 a.m., New York time, on the date specified by Keefe Bruyette or such other time and date as Keefe Bruyette and the Company may agree upon in writing, and, with respect to the Option Securities, 10:00 a.m., New York time, on the date specified by Keefe Bruyette in the written notice given by Keefe Bruyette of the Underwriter's election to purchase such Option Securities, or such other time and date as Keefe Bruyette and the Company may agree upon in writing.

     SECTION  3.     Covenants  of the Company.  The Company covenants with each
                     -------------------------
Underwriter  as  follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration
Statement, of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall have reasonably objected.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the 1933 Act.

     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the 1933 Act.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1934 Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities as contemplated by this Agreement, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act in connection with sales of the Securities as contemplated by this Agreement, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may reasonably have designated in writing and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to execute or file any general consent to service of process or to qualify or register as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, required to file such a consent, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each U.S. jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Listing. The Company will use its commercially reasonable efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

     (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus (the "Restricted Period"), the Company will not,
                                      -----------------
without the prior written consent of Keefe Bruyette, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder,
(B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant outstanding on the date hereof and referred to in the Prospectus and any preliminary prospectus, (C) any shares of Common Stock or other securities issued, options to purchase Common Stock or other securities granted pursuant to existing director or employee benefit plans of the Company referred to in the Prospectus and any preliminary prospectus, (D) any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock offered, pledged or contracted to be sold as consideration for the acquisition by the Company or any Subsidiary of the business or assets of any entity not controlled by any executive officer, director, or affiliate of the Company, or (E) any transfer, sale or other disposition with the prior written consent of Keefe Bruyette. Keefe Bruyette agrees not to provide such consent without providing notice to each Underwriter to permit compliance with applicable provisions of NASD Conduct Rule 2177(f) restricting publication and distribution of research and public appearances by research analysts before and after the expiration, waiver or termination of a lock-up agreement and agrees only to provide consent in circumstances that will permit such compliance by the Underwriters. Notwithstanding the foregoing, in the event that either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the Restricted Period and ends on the last day of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act (including as allowed to be extended pursuant to Form 12b-25 or otherwise under the 1934 Act).

     (l) Compliance with the Sarbanes-Oxley Act. During the time when a Prospectus is required to be delivered under the 1933 Act, the Company shall at all times comply, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act, including the related rules and regulations promulgated thereunder by the Commission and The Nasdaq Stock Market, Inc., in effect from time to time.

     (m) Compliance with the Cuba Act. In accordance with that certain Florida Act relating to the disclosure of doing business with Cuba, codified as
Section 517.075 of the Florida statutes and the rules and regulations thereunder (the "Cuba Act") and without limitation to the provisions of Sections 6 and 7
       ---------
hereof, the Company agrees to indemnify and hold harmless each Underwriter from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

     SECTION  4.     Payment  of  Expenses.
                     ---------------------

     (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including actual filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (not to exceed $2,500 in the aggregate without the Company's written consent), (vi) if requested by the Representative, the printing and delivery to the Underwriters of copies of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the actual filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters (not to exceed $7,500 in the aggregate without the Company's written consent) in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the actual
            ----
fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market. Except as provided in this Section 4, Section 6 and
Section 7 hereof, the Underwriters shall pay their own expenses including the fees and disbursements of their counsel.

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a) or
Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities as contemplated in this Agreement.

     SECTION 5.     Conditions of Underwriters' Obligations.  The obligations of
                    ---------------------------------------
the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information (to be included in the Registration Statement or Prospectus) shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Powell Goldstein LLP, counsel for the Company, in the form and with respect to the matters set forth on Exhibit A, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Alston & Bird, LLP, counsel for the Underwriters.

     (d) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are pending or are contemplated by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Decosimo a letter dated such date, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Decosimo a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three (four, if the pricing occurs after 4:30 P.M. Eastern time on any given day) business days prior to Closing Time.

     (g) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

     (h) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (i) Lock-up Agreements. Prior to the distribution of the preliminary Prospectus, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

     (j) Delivery of Prospectus. The Company shall have complied with the provisions hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

     (k) No Termination Event. On or after the date hereof there shall not have occurred any of the events, circumstances or occurrences set forth in
Section  9(a).

     (l) DTC. The Company shall have taken all actions as are reasonably required to render the Securities eligible to be traded via DTC, including but not limited to delivery of a Blanket Letter of Representations to DTC.

     (m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any subsidiary of the Company hereunder shall be true and correct with the same force and effect as though expressly made at each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

          (i) Officers' Certificate. A certificate, dated such Date of Delivery,
              ---------------------
     of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct in all material respects as of such Date of Delivery.

          (ii)  Opinion  of Counsel for Company. The favorable opinion of Powell
                -------------------------------
     Goldstein LLP, counsel for the Company, in the form and with respect to the matters set forth on Exhibit A, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii)  Opinion  of  Counsel for Underwriters. The favorable opinion of
                 -------------------------------------
     Alston & Bird, LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section  5(c)  hereof.

          (iv)  Bring-down  Comfort  Letter. A letter from Decosimo, in form and
                ---------------------------
     substance reasonably satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (v)  No  Termination Event. There shall not have occurred prior to the
               ---------------------
     Date of Delivery any of the events, circumstances or occurrences set forth in Section 9(a).

     (n) Additional Documents. At Closing Time and at each Date of Delivery, as the case may be, counsel for the Underwriters shall have been furnished with such documents and opinions from the Company as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

     (o)     Termination  of  Agreement.  If  any  condition  specified  in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option
Securities, may be terminated by the Representative by written notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION  6.     Indemnification.
                     ---------------

     (a) Indemnification of Underwriters. The Company and the Subsidiaries agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Keefe Bruyette), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided,  however,  that  this indemnity agreement shall not apply to any loss,
--------   -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Keefe Bruyette expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further that the parties acknowledge and agree that the only information that any Underwriter has furnished to the Company specifically for inclusion in the Registration Statement, preliminary prospectus and Prospectus (or any amendment or supplement thereto) are the last sentence of the last paragraph on the front cover page of the Prospectus and the preliminary prospectus regarding the anticipated delivery date of the Securities, the concession and reallowance figures appearing in the Prospectus in the section entitled "Underwriting" and the information contained under the captions "Underwriting - Stabilization" and "Underwriting - Passive Market Making."

     (b) Indemnification of Company and Directors and Officers. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Keefe Bruyette expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto), provided that the parties acknowledge and agree that the only written information that any Underwriter has furnished to the Company specifically for inclusion in the Registration Statement, preliminary prospectus and Prospectus (or any amendment or supplement thereto) are the last sentence of the last paragraph on the front cover page of the Prospectus and the preliminary prospectus regarding the anticipated delivery date of the Securities, the concession and reallowance figures appearing in the Prospectus in the section entitled "Underwriting" and the information contained under the captions "Underwriting - Stabilization" and "Underwriting - Passive Market Making."

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section
6(a) above, counsel to the indemnified parties shall be selected by Keefe Bruyette, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION  7.     Contribution.  If  the  indemnification  provided  for  in
                     ------------
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus.

     The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION  8.     Representations,  Warranties  and  Agreements  to  Survive
                     ----------------------------------------------------------
Delivery.  All  representations,  warranties  and  agreements  contained in this
--------
Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION  9.     Termination  of  Agreement.
                     --------------------------

     (a) Termination; General. The Representative may terminate this Agreement, by written notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, or (ii) if there has occurred (A) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (B) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, including without limitation, as a result of terrorist activities occurring after the date hereof, if the effect of any such event specified in (A) or (B) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Date of Delivery on the terms and in the manner contemplated in the Prospectus (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either Federal or New York or Tennessee authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred.

     (b) Liabilities. If this Agreement is terminated in accordance with this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10.     Default by One or More of the Underwriters.  If one or more
                     ------------------------------------------
of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24
      --------------------
hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representative or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person
                                              -----------
substituted  for  an  Underwriter  under  this  Section  10.

     SECTION  11.     Default  by  the  Company.  If  the  Company shall fail at
                      -------------------------
Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION  12.     Notices.  All  notices  and other communications hereunder
                      -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, attention of General Counsel; notices to the Company shall be directed to it at First Security Group Inc., 817 Broad Street, Chattanooga, Tennessee 37402, attention of Rodger B. Holley, with a copy (which shall not constitute notice) to Powell Goldstein LLP, One Atlantic Center,

Fourteenth Floor, 1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309, attention of Kathryn L. Knudson.

     SECTION  13.     Parties.  This Agreement shall inure to the benefit of and
                      -------
be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION  14.     GOVERNING  LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED
                      -----------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION  15.     General Provisions.  This Agreement constitutes the entire
                      ------------------
agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                            [Signatures on Next Page]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                          Very  truly  yours,

                                          FIRST  SECURITY  GROUP,  INC.

                                          By: /s/ William L. Lusk, Jr.
                                             ----------------------------------
                                          Name: William L. Lusk, Jr.
                                                -------------------------------
                                          Title: CFO & EVP
                                                 ------------------------------

CONFIRMED  AND  ACCEPTED,
  as of the date first above written:

KEEFE  BRUYETTE  &  WOODS,  INC.

By:  /s/ Jeffrey D. Evans
     -----------------------------------
     Authorized  Signatory

For  itself  and  as  Representative  of  the  other
Underwriters  named  in  Schedule  A  hereto.

     Jeffrey D. Evans
     Managing Director
     Keefe, Bruyette & Woods, Inc.

                       SCHEDULE A

                                               Maximum
                                              Number of
                               Number of        Option
                                Initial    Securities to be
Name of Underwriter            Securities        Sold
-----------------------------  ----------  ----------------
Keefe, Bruyette & Woods, Inc.   2,670,000           400,500

Raymond James . . . . . . . .   1,112,500           166,875

Sterne, Agee & Leach, Inc.. .     667,500           100,125

Morgan Keegan & Company, Inc.      40,000             6,000

Wunderlich Securities Inc.. .      10,000             1,500

  Total . . . . . . . . . . .   4,500,000           675,000


                                    Sch A - 1

                                   SCHEDULE B

                                                      Maximum Number
                              Number of Initial    of Option Securities
                            Securities to be Sold       to Be Sold
                            ---------------------  --------------------
First Security Group, Inc.              4,500,000               675,000
                            ---------------------  --------------------
Total. . . . . . . . . . .              4,500,000               675,000
                            =====================  ====================


                                    Sch B - 1

                                   SCHEDULE C

                           FIRST SECURITY GROUP, INC.
                        4,500,000 shares of Common Stock
                           (Par Value $0.01 Per Share)

     1.     The  public  offering price per share for the Securities, determined
as  provided  in  said  Section  2,  shall  be  $     .

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $9.30, being an amount equal to the public offering price set forth above less $0.70 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.


                                    Sch C - 1

                                   SCHEDULE D

           List of persons and entities subject to lock-up agreements

1.   Rodger  B.  Holley

2.   Lloyd  L.  Montgomery,  III

3.   J.C.  Harold  Anders

4.   Carol  H.  Jackson

5.   Ralph  L.  Kendell

6.   William  B.  Kilbride

7.   D.  Ray  Marler

8.   Hugh  J.  Moser,  III

9.   H.  Patrick  Wood

10.  William  L.  Lusk,  Jr.


                                    Sch D - 1

                                   SCHEDULE E

                                  Subsidiaries

FSGBank,  National  Association

Kenesaw  Leasing,  Inc.

J&S  Leasing,  Inc.

FSG Reinsurance Company

First Security Intangible Properties, Inc.

First Security Investments, Inc.

First Security Holdings, Inc.

First State Holdings, Inc.

Premier National Services, Inc.


                                    Sch E - 1

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

     (i) The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended ("BHCA"), and has been duly incorporated
                                          ----
and is validly existing as a corporation in good standing under the laws of the State of Tennessee. The activities of each of the Company's subsidiaries are permissible for a subsidiary of a bank holding company.

     (ii) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     (iii) The Company is duly qualified or authorized as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and to our knowledge after due inquiry, none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

     (v) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability under the Tennessee Business Corporation Act by reason of being such a holder.

     (vi) The issuance and sale of the Securities by the Company is not subject to the preemptive or other similar rights of any securityholder of the Company.

     (vii) FSGBank, National Association has been duly organized and is validly existing as a national bank in good standing under the laws of the jurisdiction of its organization, and each other subsidiary of the Company has been duly incorporated and, except  for  Premier  National  Services, Inc. ("PNS"), is validly existing as a
                                                 ---
corporation in good standing under the laws of the jurisdiction of its incorporation. Each subsidiary of the Company other than PNS has the power (corporate or otherwise) and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified or authorized as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except as otherwise provided in 12 U.S.C. Section 55) and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; to our knowledge, none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

     (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors' rights and remedies generally, and (B) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle, public policy or a requirement as to commercial reasonableness, conscionability or good faith.

     (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (x) The Registration Statement, including any Rule 462(b) Registration Statement and the Rule 430A Information, as applicable, the Prospectus, and each amendment or supplement to the Registration Statement, Preliminary Prospectus and Prospectus (other than (a) the financial statements and notes and supporting schedules included therein or omitted therefrom and (b) the information provided by the Representative, including the concession and reallowance figures appearing in the Prospectus in the section entitled "Underwriting" and the information contained under the captions "Underwriting - Stabilization" and "Underwriting - Passive Market Making", as to which we need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act.

     (xi) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

     (xii) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof considered in the aggregate or that could adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     (xiii) The information in the Prospectus under "Risk Factors," "Description of Capital Stock" and "Underwriting" and in the Registration Statement under Item 14, in each instance to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, have been reviewed by us and are accurate and complete in all material respects.

     (xiv) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (xv) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are accurate in all material respects.

     (xvi) Except for the administrative dissolution of PNS, neither the Company nor any subsidiary is in violation of its charter or by-laws, and to our knowledge, no default by the Company or any subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, which would individually or in the aggregate have a Material Adverse Effect.

     (xvii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency other than under the 1933 Act, which have been obtained (or as may be required (a) under the rules and regulations of the NASD, (b) by any foreign governmental entity or of the laws, rules or regulation of any foreign jurisdiction or (c) under the securities or blue sky laws of the various states, as to which in each case we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

     (xviii)     The  execution,  delivery  and  performance  of  the  Purchase
Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, (a) to our knowledge, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), (b) result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (c) result in any violation or breach of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

     (xix) The Company is not and after giving effect to the offering and sale of the Securities and the use of proceeds, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     (xx) To our knowledge, without independent investigation and except as set forth on Schedule I hereto, neither the Company nor FSGBank (a) is a party to or subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter, supervisory letter or similar submission to, any governmental entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits
(including the FDIC) or the supervision or regulation of it or any of its subsidiaries and (b) has been advised by any such governmental entity that such governmental entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

     (xxi)     With  respect  to  the  Sarbanes-Oxley  Act  of  2002:

          (A) The Company has adopted a Code of Ethics and Code of Conduct for senior financial officers meeting the requirements of 17 CFR Part 228.406 and an audit committee charter meeting the requirements of Rule 4350(d)(1)(C) of the Nasdaq Marketplace Rules;

          (B) The Company's Board of Directors has determined that a majority of its members and all of the members of its compensation and audit committees are independent under applicable Nasdaq Marketplace Rules, and based solely on our review of written representations furnished by such directors, to our knowledge no independent director of the Company has any relationship prohibited under Rule 4200(a)(15)(A) through (G) of the Nasdaq Marketplace Rules and no audit committee member has any relationship prohibited under Rule 4350(d)(2)(a)(1) of the Nasdaq Marketplace Rules;

          (C) The Board of Directors has adopted a policy regarding the nominations process pursuant to Rule 4350(b)(4)(B) of the Nasdaq
     Marketplace Rules that provides for the nomination of directors in accordance with such rules; and

          (D) The certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002 contained in the Company's periodic reports filed with the Securities and Exchange Commission ("SEC") since August 14,
                                                          ---
     2002, complied as to form in all material respects with the requirements of such Act and the SEC regulations promulgated thereunder; provided, however, that we do not give any opinion as to the accuracy of the content of such certifications.

     (xxii) To our knowledge, the Company and FSGBank have not received any communication from any governmental entity asserting that the Company or FSGBank is not currently in compliance with any statute, law, rule, regulation, decision, directive or order.

          In addition, although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in this opinion in subsections (iv), (xiii), (xiv) and (xv), nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information (if applicable), (except for financial statements and schedules and other financial data included or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinions, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). "Knowledge" shall include the meaning after due inquiry, except where the context otherwise requires.

                                                                       Exhibit B

                                               ________  __,  2005

KEEFE, BRUYETTE & WOODS, INC.
  as Representative of the several
  Underwriters to be named in the
  within-mentioned Underwriting Agreement
787 Seventh Avenue
4th Floor
New York, New York 10019

     Re:  Proposed  Public  Offering  by  First  Security  Group,  Inc.
          -------------------------------------------------------------

Dear  Sirs:

     The undersigned, a shareholder and an executive officer and/or director of First Security Group, Inc., a Tennessee corporation (the "Company"), understands
                                                          -------
that  Keefe, Bruyette & Woods, Inc. ("Keefe Bruyette") proposes to enter into an
                                      --------------
Underwriting Agreement (the "Underwriting Agreement") with the Company providing
                             ----------------------
for  the  public  offering  of shares (the "Securities") of the Company's common
                                            -----------
stock, par value of $0.01 per share (the "Common Stock").  In recognition of the
                                          ------------
benefit that such an offering will confer upon the undersigned as a shareholder and an executive officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 180 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Keefe Bruyette, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. In the event that either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs.

     Notwithstanding the foregoing, the undersigned may transfer the undersigned's shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or family limited partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned, as disclosed in writing to the underwriters, (iv) pursuant to the exercise by the undersigned of stock options that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement, where the Common Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement or (v) with the prior written consent of Keefe Bruyette. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has and, except as contemplated by clauses (i) through (v) above, for the duration of the Lock-Up Agreement will have good and marketable title to the undersigned's shares of Common Stock, free and clear of all liens, encumbrances and claims whatsoever, except with respect to any liens, encumbrances and claims that were in existence on the date hereof. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Common Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-up Agreement.

     This Lock-up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very  truly  yours,



                                       Signature:
                                                 ------------------------------
                                       Print  Name:
                                                   ----------------------------


                                      B - 2